                                                                  EXHIBIT 10.19

                           SECOND AMENDMENT TO LEASE


         THIS SECOND AMENDMENT TO LEASE ("Amendment") is made and entered into effective as of April 5, 2000 (the "Effective Date"), by and between SRA/PARADYNE, LTD., a Florida limited partnership, successor in interest to Townsend Property Trust Limited Partnership ("Landlord"), having an office at 5345 Pine Tree Drive, Miami Beach, Florida 33140 and PARADYNE CORPORATION, a Delaware corporation ("Tenant"), having an office at 8545 126th Avenue North, Largo, Florida 33733.

                                    RECITALS
                                    --------

         A. Landlord and Tenant entered into that certain Amended and Restated Lease Agreement dated effective June 27, 1997 (the "Original Lease"), as amended by that certain Amendment to Lease dated as of July 30, 1938 (the "Lease Amendment") (the Original Lease as amended by the Lease Amendment are sometimes hereinafter referred to as the "Lease"), pursuant to which Landlord is leasing to Tenant, and Tenant is leasing from Landlord, certain property described therein. All undefined capitalized terms used in this Amendment shall have the meaning set forth in the Lease.

         B. An Amended and Restated Memorandum of Lease and Short Form Lease was recorded in Official Records Book 10189, Page 2223 Public Records of Pinellas County, Florida, and an Assumption of Paradyne Lease Agreement was recorded in Official Records Book 10189, Page 2236, Public Records of Pinellas County, Florida.

         C. The Landlord and Tenant have agreed to modify the Lease as more particularly set forth in this Amendment. Upon execution, this Amendment shall be deemed incorporated into the Lease.

         D. Contemporaneously with the execution of this Amendment, Paradyne Networks, Inc., a Delaware corporation ("PN"), executed and delivered to Tenant that certain Lease Guaranty dated as of the Effective Date (the "Guaranty"), pursuant to which PN guarantees the payment and performance of all Tenant obligations under the Lease, as amended by this Amendment.

         NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00), the covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to the following as of the Effective
Date:

         1. Recitals. The Recitals set forth above are true and correct and incorporated In the body of this Amendment.

         2. Premises Demised. The site plan attached to the Lease as Exhibit "B" is deleted in its entirety and replaced with the site plan attached to this Amendment as Exhibit "B".

         3. Term. The words "on the date which is ten (10) years after the Commencement Date" referenced in Paragraph 3(a) of the Lease are deleted in their entirety and replaced with the words "on June 30, 2012".

         4. Rental. All references to the words "years six (6) through ten (10)" in the third (3rd) and fourth (4th) sentences of Paragraph 4 of the Lease are deleted in their entirety and replaced with the words "years six (6) through fifteen (15)".

         5. Rental. The words "(which payments constitute part of "Fixed Rent")" are added immediately after the words "Tenant also agrees to pay to Landlord" in the fifth sentence of Paragraph 4(a) of the Lease.

         6. Compliance with Legal Requirements. The words "with all Legal Requirements (as defined below) and" are added immediately following the reference to the word "comply" in the first sentence of Paragraph 5(a) of the Lease.

         7. Compliance with Legal Requirements. Paragraph 5(b) of the Lease is deleted in its entirety.

         8. Use. The third sentence of Paragraph 8 of the Lease is deleted in its entirety.

         9. Land. All references to the words "Technology Park" in the following Paragraphs of the Lease are deleted in their entirety and replaced with the word "Land":

                  Paragraphs 10(f), 11(a), 11(c), 12(a)(iii), 12 (a)(v)(18),
28 and 33(c).

         10. Operating Expenses. The words "of the Land," are added immediately following the first reference to the word "maintenance" in Paragraph 12 (a) (iv) (1) of the Lease.

         11. Operating Expenses. The words "Common Areas of the Technology Park" referenced in Paragraph 12 (a) (iv) (1) (iii) of the Lease are deleted in their entirety and replaced with the word "Land".

         12. Operating Expenses. The following is added to and shall constitute Paragraph 12(a)(iv)(1)(xviii) of the Lease:

                  (xviii) all costs and expenses relating to the insurance required pursuant to Paragraph 20(a) and 20(b) of the Lease.

         13. Operating Expenses. The phrase "Paragraph 12(a)(vi)(3)" referenced in Paragraph 12(a)(v)(20) of the Lease is deleted in its entirety and replaced by the phrase "Paragraph 12(a)(v)(3)".

         14. Tax Expense. All references to the word "Premises" in Paragraph 12 of the Lease Amendment (including the replacement language contained in Paragraph 12 of the Lease Amendment) are deleted in their entirety and replaced with the word "Land".

         15. Declaration. The following is added to and shall constitute Paragraph 13(a)(ii)(4) of the Lease:

                  (4) All assessments due under the Declaration (as defined below) including any Assessment (as defined in the Declaration). "Declaration" shall mean that certain Declaration of Covenants, Conditions and Restrictions for Spectrum Technology Park recorded in Official Records Book 10189, Page 2157, Public Records of Pinellas County, Florida, as amended by that certain Assignment of Rights under Declaration of Covenants, Conditions and Restrictions for Spectrum Technology Park, dated July 30, 1998 and recorded in Official Records Book 10189, Page 2246, Public Records of Pinellas County, Florida, as amended by that Supplemental Declaration of Covenants, Conditions and Restrictions for Spectrum Technology Park, dated July 30, 1998 and recorded in Official Records Book 10189, Page 2249, Public Records of Pinellas County, Florida and amended by that certain First Amendment to Declaration of Covenants, Conditions and Restrictions for Spectrum Technology Park, dated January 19, 1999 and recorded in Official Records Book 10389, Page 451, Public Records of Pinellas County, Florida, together with all other amendments and modifications to the instruments described hereinabove.

         16. Services and Utilities. The first sentence of Paragraph 15(a) of the Lease is deleted in its entirety and replaced with the following sentence:

         Landlord shall take reasonable steps to ensure that electricity, water and gas utilities are available to the Property from the appropriate third party utility providers, and Landlord shall provide all exterior landscaping and lawn maintenance(including snow and ice removal) to the Property.

         17. Services and Utilities. Exhibit D to the Lease and the first sentence of Paragraph 15(c) of the Lease are deleted in their entirety.

         18. Damage or Destruction. The first sentence of Paragraph 18(a) of the Lease is deleted in its entirety and replaced with the following sentence:

         If the Premises shall be so damaged by fire, other casualty, acts of God or the elements (a "Casualty") so that (i) they cannot be restored or made suitable for Tenant's business needs within one hundred eighty
         (180) days from the Casualty AND any one of the following sub-items
         (ii) or (iii)
         occurs: (ii) the Casualty renders untenantable more than fifty percent (50%) of the Manufacturing/Engineering Laboratory/Data Center Space
         (as defined below) or (iii) the Casualty renders untenantable more than one hundred percent (100%) of the Office Space (as defined below) (the events described above as sub-items (i) and (ii) AND (i) and (iii) each shall constitute "Substantial Damage"), then upon such Substantial Damage either Landlord or Tenant may terminate this Lease by written notice given to the other party within sixty (60) days after the date of the Casualty. "Manufacturing/Engineering Laboratory/Data Center Space" shall mean the combined manufacturing space located in Building G which contains approximately 100,246 rentable square feet, the engineering laboratory space located in Building G which contains approximately 16,817 rentable square feet and the data center space located in Building G which contains approximately 10,164 rentable square feet. "Office Space" shall mean the office space located in Building G and Building H which contains approximately 205,462 rentable square feet. The Manufacturing/Engineering Laboratory/Data Center Space is depicted on Exhibit G attached hereto and made a part hereof. The Office Space is comprised of all of Building H and all of Building G less the Manufacturing/Engineering Laboratory/Data Center Space in Building G.

         19. Parking Exhibits. Exhibit "F" attached to the Lease is deleted in its entirety and replaced with Exhibit "F" attached to this Amendment.

         20. Signs. The following sentence is added to and shall constitute the last sentence of Paragraph 27 of the Lease:

         Notwithstanding anything in this Lease to the contrary, the placing of any signs, bulleting boards, directories and/or names in the Technology Park are subject to the terms and conditions of the Declaration.

         21. Technology Park and Building Security. The first and second sentences of Paragraph 32 of the Lease are deleted in their entirety.

         22. Waiver of Landlord's Lien. The second sentence of Paragraph 34 of the Lease is deleted in its entirety.

         23. Name of Technology Park. Paragraph 52 of the Lease and the second sentence of Paragraph 8 of the Lease Amendment are deleted in their entirety.

         24. Annexation. The following is added to and shall constitute Paragraph 56 of the Lease:

                  56.      Annexation.

                  The Landlord shall not voluntarily cause or voluntarily permit the Land to be annexed into the City of Largo (the "City") without the Tenant's prior written consent, provided that if Tenant is in default under the Lease or if there is an Event of Default under the Lease, then Landlord shall be permitted to cause or permit the annexation of the Land into the City of Largo without the Tenant's prior written consent. In the event the City attempts to annex the Land without Landlord's approval or consent, the Landlord shall attempt to block such annexation, provided that Tenant shall be liable for the payment of all fees and costs relating to or arising in connection with Landlord's efforts to block the annexation of the Land by the City.

         25. Transfer of Property. The following is added to and shall constitute Paragraph 57 of the Lease:

                  57.      Transfer of Property.

                  For a period of two (2) years commencing on the Effective Date, the Landlord shall not convey the Land or transfer one hundred percent (100%) of the equitable interest in the entity owning the Land (by deed or otherwise) without Tenant's prior written consent, provided that if Tenant is in default under the Lease or if there is an Event of Default under the Lease, then Landlord shall be permitted to convey the Land or transfer one hundred percent
         (100%) of the equitable interest in the entity owning the Land (by deed or otherwise) without Tenants prior written consent. For the one (1) year period commencing on the second (2nd) year anniversary of the Effective Date and ending on the third (3rd) year anniversary of the Effective Date, the Landlord shall be permitted to convey the Land or transfer one hundred percent (100%) of the equitable interest in the entity owning the Land (by deed or otherwise) upon the payment to Tenant of the sum of Two Hundred Thousand Dollars ($200,000.00) (the "Transfer Payment"), provided that if Tenant is in default under the Lease or if there is an Event of Default under the Lease, then the Landlord shall be permitted to convey the Land or transfer one hundred percent (100%) of the equitable interest in the entity owning the Land (by deed or otherwise) without payment of the Transfer Payment. Following the third (3rd) year anniversary of the Effective Date, the Landlord shall be permitted to convey the Land or transfer an equitable interest in the entity owning the Land (by deed or otherwise) without notice or payment to the Tenant of the Transfer Payment, provided that Landlord shall use its best efforts to structure the conveyance/transfer transaction as a transfer of one hundred percent (100%) of the equitable interest in the entity owning the Land, but further provided that if the Tenant is in default under the Lease or if there is an Event of Default under the Lease, then the Landlord shall not be required to structure the transaction as a transfer of one hundred percent (100%) of the equitable interest in the entity owning the Land. Notwithstanding anything to the contrary contained in this Paragraph 57, the Landlord and Tenant agree that all of the rights, obligations and benefits imposed and created by this Paragraph shall at all times be subject to and subordinate to the rights of any lender holding a mortgage which encumbers the Land ("Lender"), provided that if Lender takes title to the Land by foreclosure or deed in lieu of foreclosure during the three (3) year period commencing the Effective Date, then Landlord shall still be obligated to pay the Transfer Payment to Tenant.

         26. Full Force and Effect. Except as modified or amended by this Amendment, all of the terms and conditions set forth in the Lease shall remain in full force and effect. In the event of a conflict between the terms and conditions of the Lease and this Amendment, the terms of this Amendment shall govern and control.

         IN WITNESS WHEREOF, the Landlord and Tenant, by and through their undersigned duly authorized representative, have executed this Amendment for the purposes herein expressed.


                                          LANDLORD:

                                          SRA/PARADYNE, LTD.,
                                          a Florida limited partnership

                                          By: SRA/PARADYNE, INC.,
                                          a Florida corporation, its sole
                                          General Partner

                                          By:
                                             ----------------------------------

                                          Print Name:
- -----------------------------------                  --------------------------

Print Name:                               As Its:
           ------------------------              ------------------------------



- -----------------------------------                  [CORPORATE SEAL]

Print Name:
           ------------------------


                                          TENANT

                                          PARADYNE CORPORATION,
                                          a Delaware corporation


                                          By: /s/ Sherril A. Claus
                                             ----------------------------------

/s/ Susan Wendling                        Print Name: Sherril A. Claus
- -----------------------------------                  --------------------------

Print Name: Susan Wendling                As Its:
           ------------------------              ------------------------------


/s/ Roseanne White
- -----------------------------------                  [CORPORATE SEAL]

Print Name:  Roseanne White
           ------------------------

                                  EXHIBIT "B"
                                  -----------

                              Paradyne's Premises

                                   SITE PLAN




                               [GRAPHIC OMITTED]

                                  EXHIBIT "F"
                                  -----------

                               PARKING FACILITIES





                               [GRAPHIC OMITTED]

                                  EXHIBIT "G"
                                  -----------

                                  BUILDING G
               Manufacturing/Engineering Laboratory/Data Center






                               [GRAPHIC OMITTED]

                                    GUARANTY

         THIS GUARANTY ("Guaranty"), dated as of April 5 , 2000 (the "Effective Date"), is made by PARADYNE NETWORKS, INC., a Delaware corporation (the "Guarantor"), not favor of SRA/PARADYNE, LTD., a Florida limited partnership (the "Landlord").

                              W I T N E S S E T H
                              - - - - - - - - - -

         WHEREAS, Townsend Property Trust Limited Partnership, a Maryland limited partnership ("TP") and Paradyne Corporation, a Delaware corporation (the "Tenant"), entered into that certain Amended and Restated Lease Agreement dated effective June 27,1997, as amended by that certain Amendment to Lease dated July 30,1998 (collectively, the "Original Lease").

         WHEREAS, the Landlord is the successor in interest to TP.

         WHEREAS, the Landlord and Tenant entered into that certain Second Amendment to Lease dated effective as of the Effective Date (the "Second Amendment"). The Original Lease and the Second Amendment hereinafter shall be referred to collectively as the "Lease". All undefined capitalized terms used in this Guaranty shall have the meaning set forth in the Lease.

         WHEREAS, the Tenant is a wholly owned subsidiary of the Guarantor and accordingly the Guarantor shall derive substantial direct and indirect benefit from the occupancy, use and other rights granted by the Lease.

         WHEREAS, the execution and delivery of this Guaranty by the Guarantor is a condition precedent to the effectiveness of the Second Amendment and the Landlord would not have accepted as assignment of the Original Lease from TP and entered into the Second Amendment without the execution and delivery of this Guaranty.

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Landlord to accept an assignment of the Original Lease from TP and execute the Second Amendment, Guarantor hereby agrees as follows:

         1. Guaranty. Guarantor hereby absolutely and unconditionally guarantees the full and faithful payment, performance and observance by Tenant of all covenants, terms and conditions set forth in the Lease, including without limitation the payment of Fixed Rent, Additional Rent, Rent, Operating Expenses and Taxes (collectively, the "Obligations").

         2. Guaranty Absolute. Guarantor guarantees that the Obligations shall be paid, performed and satisfied in accordance with the terms of the Lease. The obligations of Guarantor hereunder are independent of the obligations of Tenant under the Lease, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Tenant or whether Tenant is joined in any such action or actions.

This Guaranty shall continue to be effective or shall be deemed reinstated, as the case may be, if any payment of the Obligations is rescinded or must otherwise be returned by Landlord upon the insolvency, bankruptcy, or reorganization of any person or entity (including the Guarantor) liable for the Obligations or for any reason whatsoever, all as though such payment had not been made. The obligations of Guarantor hereunder shall be absolute and primary, shall be complete and binding as to Guarantor upon its execution of this Guaranty, shall be subject to no conditions precedent, and shall be independent of and cumulative to any other of the remedies under the Lease and at law. Landlord may exercise any of its rights and remedies under this Guaranty, any other terms of the Lease or otherwise singly or concurrently.

         3. Waivers: No Duties. Guarantor hereby waives promptness, diligence, notice of acceptance, notice of non-payment or non-performance under the Lease and any other notice of any nature whatsoever with respect to the Lease, provided that all applicable notices must be delivered to Tenant under the Lease. Landlord shall not be obligated to exhaust any right or take any action against Tenant, or any other person or entity, or any collateral for the Obligations, prior to the enforcement of its rights hereunder.

         4. Waiver of Claims/Subrogation. Guarantor shall not exercise any rights which he may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations shall have been paid in full. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amounts shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord to be credited and applied against the Obligations whether matured or unmatured.

         5. Releases. No release or discharge of Tenant or any other guarantor (whether primarily or secondarily liable for or obligated with respect to the Obligations), or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against Tenant, Guarantor or any other guarantor, or the entry of any restraining or other order in any such proceeding, shall release or discharge Guarantor, or any other guarantor of the Obligations, unless and until all of the Obligations, shall have been fully paid and satisfied.

         6. Warranties. Guarantor makes the following representations and warranties to Landlord:

                  (a) There are no actions, suits or proceedings pending or, to the knowledge of Guarantor, threatened against or adversely affecting Guarantor at law or in equity or before or by a governmental agency or instrumentality, domestic or foreign, which involve or relate to the transactions contemplated by the Lease or Guaranty, or which may result in any material and adverse change in the business, operations, prospects, properties or assets, or in the condition, financial or otherwise, of the Guarantor or Tenant. To the best of Guarantor's knowledge, Guarantor is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court, or federal, state, municipal or other governmental department;

                  (b) Guarantor will keep Landlord informed of the financial condition of Guarantor and Tenant and of all other facts and circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations;

                  (c) To the best of Guarantor's knowledge, Guarantor is not in default in any material respect under, or with respect to, any contract, agreement or other instrument to which it is a party or by which its assets or properties may be bound, and no default or event of default has occurred and is continuing.

         7. Financials. Upon request, the Guarantor shall deliver to Landlord audited financial statements for the Guarantor in form and content reasonably acceptable to the Landlord ("Financials"), provided that Guarantor shall not be required to deliver Financials pursuant to this Paragraph if Guarantor's stock is listed on a nationally recognized stock exchange.

         8. Default. In the event of an Event of Default under the Lease, the Guarantor shall within ten (10) days of written demand of Landlord, pay, perform and satisfy for the benefit of Landlord, all of the covenants, terms and conditions set forth in the Lease as if they constituted the direct and primary obligation of the Guarantor.

         9. Amendments, Etc. No amendment, modification or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Landlord, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         10. Assignments. In the event the Landlord assigns the Lease, the assignee of the Lease shall have the right to enforce this Guaranty by suit or otherwise for the benefit of such assignee.

         11. Notices. All notices, requests and other communications pursuant to this Guaranty, shall be sent by registered or certified first class mail, postage prepaid, addressed as follows:

         As to Landlord:    SRA/Paradyne, Ltd.
                            5345 Pine Tree Drive
                            Miami Beach, Florida 33140
                            Attn: Mr. Clifford M. Stein

                            with a copy to:

                            Michael D. Gallinar Esq.
                            Adams, Gallinar Iglesias & Meyer, PA
                            1200 Brickell Avenue, Suite 900
                            Miami, Florida 33131

         As to Guarantor:   Paradyne Networks, Inc.
                            5545 126th Avenue North
                            Largo, Florida 33773
                            Attn: James Slattery, Esq.

                            with a copy to:

                            Stephen L. Kussner, Esq.
                            Annis, Mitchell, Cockey,
                            Edwards & Roehn, PA.
                            One Tampa City Center, Suite 2100
                            Tampa, Florida 33602

or to any such other address as any party hereto shall designate in a written notice to the other party hereto. Any notice addressed and mailed shall be deemed to have been given upon mailing by certified or registered mail, return receipt requested to the respective parties as set forth above.

         12. Payments; Application. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America and shall be made in immediately available funds, without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follow: first, to all costs and expenses (including, but not limited to, Attorneys' Fees) incurred by Landlord in the enforcement of this Guaranty; second, to all accrued and unpaid interest owing to the Landlord under the Lease; and third, to the balance of the Obligations.

         13. No Waiver, Cumulative Remedies. Landlord may, at any time and from time to time, waive or not insist on strict compliance with any one or more of the provisions contained in any document relating to this Guaranty. Any such waiver by Landlord shall not be deemed a future waiver of such provision nor shall it be considered a waiver or affect the validity and enforceability of any other provision contained in this Guaranty or any other document relating to this Guaranty. The remedies provided herein, in the Lease and in any other documents executed contemporaneously herewith and referred to herein shall be cumulative, may be exercised from time to time, singularly or concurrently or in any combination, without Landlord being obligated to exercise any such right in any other circumstance, are not exclusive of any remedies provided by law.

         14. Continuing Guaranty; Transfer. This Guaranty is a continuing guaranty and shall remain in full force and effect until the Obligations have been paid in full and shall be binding upon Guarantor, its successors and assigns, each of whom shall be jointly and severally liable hereunder; and

         15. Authorizations. Guarantor acknowledges that Landlord may at any time and from time to time: (a) exercise or decline to exercise any rights or remedies available to it under the Lease or this Guaranty and/or (b) assign, in whole or in part, any instrument evidencing, securing, guaranteeing or describing the Lease or the Obligations.

         16. Governing Law. This Guaranty shall be governed by and construed in accordance with, the laws of the State of Florida without regard to principles of conflict of laws.

         17. Attorneys Fees. Guarantor shall pay all fees, costs and expenses incurred by Landlord (including Attorneys Fees) in connection with or relating to the enforcement of this Guaranty.

         18. JURY WAIVER. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF
ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY. THE LEASE OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONJUNCTION HEREWITHIN OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LANDLORD ENTERING INTO THE LEASE AND ACCEPTING THIS GUARANTY.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered as of the date and year first above written.

         WITNESSES:                       GUARANTOR

                                          PARADYNE NETWORKS, INC.
                                          a Delaware corporation


  /s/ Margaret A. Sinkhorn                By: /s/ Patrick M. Murphy
- ----------------------------------           ----------------------------------

Name: Margaret A. Sinkhorn                Name:   Patrick M. Murphy
     -----------------------------             --------------------------------

                                          Title: Sr. Vice President, CFO &
                                                 Treasurer
                                                -------------------------------

- ----------------------------------

Name:                                                [CORPORATE SEAL]
     -----------------------------

STATE OF                      )
        --------------------- )
                              ) S.S.
COUNTY OF                     )
         -------------------- )



         I HEREBY CERTIFY that, on the _____ day of _______________, 2000, before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared ______________________ as ________________
of Paradyne Networks, Inc. a Delaware corporation, who executed on behalf of the corporation the foregoing instrument and acknowledged to and before me that he did so voluntarily and for the purposes set forth therein, and who is personally known to me/produced ________ as identification.



                                          -------------------------------------
                                          Notary Public, State of
                                                                 --------------
                                          Name:
                                               --------------------------------
                                          Commission No.
                                                        -----------------------
                                          My Commission expires:
                                                                ---------------
                                          (Notary Seal)

                         SUBORDINATION, NON-DISTURBANCE

                            AND ATTORNMENT AGREEMENT



         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") made as of the 5th day of April, 2000 by and among COLUMN FINANCIAL, INC., a Delaware corporation, having an office at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326 ("Lender"), PARADYNE CORPORATION, a Delaware corporation, having an office at 8545 126th Avenue North, Largo, Florida 33773, Attention: James Slattery, Esquire ("Tenant") and SRA/PARADYNE, INC., a Florida limited partnership, having an office at 5345 Pine Tree Drive, Miami Beach, Florida 53140 ("Landlord").

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, Lender has agreed to make a loan (the "Loan") to Landlord;

         WHEREAS, the Loan will be evidenced by a promissory note (the "Note") made by Landlord to order of Lender and will be secured by, among other things, a mortgage and security agreement (the "Mortgage") of even date herewith made by Landlord to Lender covering the land (the "Land") described on Schedule A hereto and all improvements (the "Improvements") now or hereafter located on the land (the Land and the Improvements hereinafter collectively referred to as the "Property"); and

         WHEREAS, by Amended and Restated Lease Agreement dated effective June 27, 1997 (which lease, as the same may have been amended and supplemented, is hereinafter called the "Lease"), Landlord leased to Tenant the premises described therein; and

         WHEREAS, the parties hereto desire to make the Lease subject and subordinate to the Mortgage.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

         1. The Lease, as the same may hereafter be modified, as amended or extended, and all of Tenant's right, title and interest in and to the Premises and all rights, remedies and options of Tenant under the Lease, are and shall be unconditionally subject and subordinate to the Mortgage and the lien thereof, to all the terms, conditions and provisions of the Mortgage, to each and every advance made or hereafter made under the Mortgage, and to all renewals, modifications, consolidations, replacements, substitutions and extensions of the Mortgage, so that at all times the Mortgage shall be and remain a lien on the Property prior and superior to the Lease for all purposes; provided, however, and Lender agrees, that so long as:

                  (a) Tenant is not in default beyond any applicable grace period contained in this Lease,

                  (b)      the term of the Lease has commenced,

                  (c) the Lease shall be in full force and effect and shall not have been otherwise modified or supplemented in any way without Lender's prior written consent,

                  (d) Tenant shall duly confirm its attornment to Lender or its successor or assign by written instrument as set forth in Paragraph 3 hereof;

then, and in such event Tenant's leasehold estate under the Lease shall not be terminated, Tenant's possession of the Premises shall not be disturbed by Lender and Lender will accept the attornment of Tenant. Notwithstanding the foregoing, Lender shall not in any event have any liability for any default by Landlord under the Lease occurring prior to the date on which Lender shall have succeeded to the rights of Landlord under the Lease (including without limitation any liability under any warranty of construction).

                  2. Notwithstanding anything to the contrary contained in the Lease, Tenant hereby agrees that in the event of any act, omission or default by Landlord or Landlord's agents, employees, contractors, licensees or invitees which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act, omission or default to Lender by delivering notice of such act, omission or default, by certified or registered mail, addressed to Lender at Lender's address as given hereby or at the last address of Lender furnished to Tenant in writing, and (ii) until a period of not less than thirty
(30) days for remedying such act, omission or default shall have elapsed following the giving of such notice. Notwithstanding the foregoing, in the case of any default of Landlord which cannot be cured within such thirty (30) day period, if Lender shall within such period proceed promptly to cure the same (including such time as may be necessary to acquire possession of the Premises if possession is necessary to effect such cure) and thereafter shall prosecute the curing of such default with due-diligence, then the time within which such default may be cured by Lender shall be extended for such period as may be necessary to complete the curing of the same with diligence. Tenant shall also give a copy of any such notice hereunder to any successor to Lender's interest under the Mortgage, provided that Lender or such successor notifies Tenant of the name and address of the party Tenant is to notify. Lender's cure of Landlord's default shall not be considered an assumption by Lender of Landlord's other obligations under the Lease until after Lender acquires possession of the Premises or Property and then only with respect to the period running from and after the date that Lender or its successor or assigns succeeds to the interest of Landlord or any successor to Landlord. Unless Lender otherwise agrees in writing, Landlord shall remain solely liable to perform Landlord's obligations under the Lease (but only to the extent required by and subject to the limitation included with the Lease), both before and after Lender's exercise of any right or remedy under this Agreement. If Lender or any successor or assign becomes obligated to perform as Landlord under the Lease, such person or entity will be released from those obligations which occur after the sale or transfer when such person or entity assigns, sells or otherwise transfers its interest in the Premises or the Property.

                  3. Without limitation of any of the provisions of the Lease, in the event that, by reason of any default under the Mortgage on the part of the Landlord, Lender or its successors or assigns shall succeed to the interest of Landlord or any successor to Landlord, then subject to the provisions of this Agreement including, without limitation, Paragraph 1 above, the Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to and accept Lender or its successors or assigns and to recognize Lender or its successors or assigns as its Landlord under the Lease provided that such Lender, its successors and assigns assumes the obligations of Landlord under this Lease, and then only with respect to the period running from and after the date that Lender or its successor or assigns succeeds to the interest of Landlord or any successor to Landlord, and upon request of Lender or its successors or assigns, Tenant shall execute and deliver to Lender or its successors or assigns an agreement of attornment satisfactory to Lender or such successor or assign.

                  4. If Lender or its successors or assigns shall succeed to the interest of Landlord or any successor to Landlord, Lender and its successors or assigns shall have no personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender or its successors or assigns in the Land and the Improvements for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender or its successors or assigns as Landlord under the Lease, and no other property or assets of Lender or its successors or assigns shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease, the relationship of Landlord and Tenant thereunder or Tenant's use or occupancy of the Premises.

                  5. Tenant agrees that no prepayment of rent or additional rent due under the Lease of more than one month in advance, and no amendment, modification, surrender or cancellation of the Lease, and no waiver or consent by Landlord under the terms of the Lease, shall be binding upon or as against Lender, as holder of the Mortgage, and as Landlord under the Lease if it succeeds to that position, unless consented to in writing by Lender.

                  6. Landlord represents and warrants that the Lease was duly executed by Landlord and all consents, resolutions or other approvals required by Landlord to execute the Lease were obtained. Tenant represents and warrants that the Lease was duly executed by Tenant and all consents, resolutions or other approvals required for Tenant to execute the Lease were obtained.

                  7. Tenant further represents and warrants to Lender that as of the date hereof to the best of Tenant's knowledge without any independent investigation (i) Tenant is the owner and holder of the tenant's interest under the Lease, (ii) the Lease has not been modified or amended [if true], (iii) the Lease is in full force and effect and the term thereof commenced on June 27, 1997, pursuant to the provisions thereof, (iv) the Premises have been completed and Tenant has taken possession of the same on a rent paying basis, (v) neither Tenant nor Landlord is in default under any of the terms, covenants or provisions of the Lease and Tenant to the best of its knowledge knows of no event which but for the passage of time or the giving of notice or both would constitute an event of default by Tenant or Landlord under the Lease [if true], (vi) neither Tenant nor Landlord has commenced any action or given or received any notice for the purpose of terminating the Lease [if true], (vii) all rents, additional rents and other sums due and payable under the Lease have been paid in full and no rents, additional rents or other sums payable under the lease have bean paid for more than one (1) month in advance of the due dates thereof, and (vii) there are no offsets or defenses to the payment of the rents, additional rents, or other sums payable under the Lease [if true].

                  8. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute and be construed as one and the same instrument.

                  9. All remedies which Lender may have against Landlord provided herein, if any, are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Landlord or others. If any party consists of multiple individuals or entities, each of same shall be jointly and severally liable for the obligations of such party hereunder.

                  10. The reasonable cost of attorneys fees and disbursements for any legal action or arbitration between or among the parties arising out of any dispute or litigation relating to enforcement of this Agreement shall be borne by the party(s) against whom a final decision is rendered.

                  11. All notices to be given under this Agreement shall be in writing and shall be deemed served upon receipt by the addressee if served personally or, if mailed, upon the first to occur of receipt or the refusal of delivery as shown on a return receipt, after deposit in the United States Postal Service certified mail, postage prepaid, addressed to the address of Landlord, Tenant or Lender appearing below, or, if sent by telegram, when delivered by or refused upon attempted delivery by the telegraph office. Such addressed may be changed by notice given in the same manner. If any party consists of multiple individuals or entities, then notice to any one of same shall be deemed notice to such party.

                                       Lender's Address:

                                       Column Financial, Inc.
                                       3414 Peachtree Road, N.E.
                                       Suite 1140
                                       Atlanta, Georgia 30326
                                       Attention:
                                                 ------------------------------

                                                 ------------------------------

With a copy to:

Kaye, Scholer, et al
425 Park Avenue
New York, New York 10022
Attention: Michael Peskowitz, Esquire


Tenant's Address:

Paradyne Corporation
8545 126th Avenue North
Largo, Florida 33773
Attention: James Slattery, Esquire


With a copy to:

Annis, Mitchell, Cockey,
Edwards & Roehn, P.A.
One Tampa City Center
Suite 2200
Tampa, Florida 33602
Attention: Stephen L. Kussner, Esquire


Landlord's Address:

SRA/Paradyne, Inc.
5345 Pine Tree Drive
Miami Beach, Florida 33140
Attention: Clifford M. Stein, Esquire

With a copy to:

Adams, Gallinar, Iglesias & Meyer, P.A.
1200 Brickell Avenue
Suite 900
Miami Florida 33131
Attention: Michael D. Gallinar, Esquire

         12. This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of Florida.

         13. This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and assigns. As used herein "Lender" shall include any subsequent holder of the Mortgage and any purchaser at any foreclosure sale.

         14. Landlord, Tenant and Lender agree that unless Lender shall otherwise consent in writing, Landlord's estate in and to the Property and the leasehold estate created by the Lease shall not merge but shall remain separate and distinct, notwithstanding the union of said estates either in Landlord or Tenant or any third party by purchase, assignment or otherwise.

         15. Tenant acknowledges that Landlord has assigned to Lender its right, title and interest in the Lease and to the rents, issues and profits of the Mortgage Property and the Property pursuant to the Mortgage; and that Landlord has been granted the license to collect such rents provided no Event of Default has occurred under, and as defined in, the Mortgage. Tenant agrees to pay all rents and other amounts due under the Lease directly to Lender upon receipt of written demand by Lender, and Landlord hereby consents thereto. The assignment of the Lease to Lender, or the collection of rents by Lender pursuant to such assignment, shall not obligate Lender to perform Landlord's obligations under the Lease.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                          COLUMN FINANCIAL, INC.,
                                          a Delaware corporation


- -----------------------------------

Print Name:
           ------------------------

                                          By:
                                             ----------------------------------
- -----------------------------------
                                          Print Name:
Print Name:                                          --------------------------
           ------------------------
                                          Its:
                                                 ------------------------------


                                                     "LENDER"

                                          PARADYNE CORPORATION,
                                          a Delaware corporation

/s/ Susan Wendling
- -----------------------------------

Print Name: Susan Wendling
           ------------------------

                                          By: /s/ Sherril A. Claus
/s/ Roseanne White                           ----------------------------------
- -----------------------------------
                                          Print Name: Sherril A. Claus
Print Name: Roseanne White                           --------------------------
           ------------------------
                                          Its: VP HR Admin
                                              ---------------------------------


                                                     "TENANT"




                                          SRA/PARADYNE, INC.,
                                          a Florida limited partnership


- -----------------------------------

Print Name:
           ------------------------

                                          By:
                                             ----------------------------------
- -----------------------------------
                                          Print Name:
Print Name:                                          --------------------------
           ------------------------
                                          Its:
                                                 ------------------------------


                                                     "LANDLORD"



STATE OF
        ---------------------

COUNTY OF
         --------------------



         On the _____ day of April, 2000, before me personally came ______________________ to me known to be the individual described in and who executed the foregoing instrument and acknowledged that he is the President of COLUMN FINANCIAL, INC., a Delaware corporation, the corporation named in and which executed the foregoing instrument; and that he executed said instrument as the act and deed of, and on behalf of, said corporation, acting by and through said signer as its ______________ President.



                                          -------------------------------------
                                          Notary Public

                                          My Commission expires:
                                                                ---------------

STATE OF      Florida
        ---------------------

COUNTY OF     Pinellas
         --------------------



         On the 5th day of April, 2000, before me personally came Sherril A. Claus, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that she is the VP - HR & A of PARADYNE CORPORATION, a Delaware corporation, and that she executed said instrument as the act and deed of, and on behalf of, said corporation, acting by and through said signer as its ______________.


                                          /s/ Joyce Bernhardt
                                          -------------------------------------
       [SEAL]                             Notary Public

                                          My Commission expires:    10/18/01
                                                                ---------------







STATE OF
        ---------------------

COUNTY OF
         --------------------



         On the _____ day of April, 2000, before me personally came ______________________, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he is the _________ of SRA/PARADYNE, INC., a Florida limited partnership, the corporation named in and which executed the foregoing instrument; and that he executed said instrument as the act and deed of, and on behalf of, said corporation, acting by and through said signer as its ______________ President.



                                          -------------------------------------
                                          Notary Public

                                          My Commission expires:
                                                                ---------------